Events after the reporting period	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Events after the reporting period
30.
Events
 after the reporting period
30.1 Global licensing agreement
On January 13, 2020, the Company and Oncologie, Inc. (“Oncologie”) announced a global licensing agreement for the development and commercialization of navicixizumab (“Navi”).
Under the terms of the global licensing agreement, Oncologie will receive an exclusive worldwide license to develop and commercialize Navi. The Company received an upfront payment of $4 million on
January 17, 2020
. The Company is also eligible for an additional payment of $2 million conditional on a Chemistry, Manufacturing and Controls (“CMC”) milestone. Oncologie will be responsible for all future research, development and commercialization of Navi. Additionally, the Company will be eligible to receive up to $300 million in future clinical, regulatory and commercial milestones, tiered royalties ranging from the mid-single
digit to
sub-teen
percentages on global annual net sales of Navi, as well as a negotiated percentage of sublicensing revenues from certain sublicenses.

As a consequence of the global licensing agreement with Oncologie, and in accordance with the terms and conditions of the Contingent Value Rights Agreement for former stockholders of OncoMed, dated April 23, 2019, by and among the Company and Computershare Inc., as rights agent, (the “Mereo CVR Agreement”), holders of contingent value rights (“CVRs”) pursuant to the Mereo CVR Agreement will be entitled to receive certain eligible cash milestone payments made to the Company under the global licensing agreement relating to Navi.
Those eligible cash milestone payments are equal to 70% of the aggregate principal amount received by the Company after deduction of costs, charged and expenditures within a period of five years following completion of the OncoMed acquisition on April 23, 2019. Such eligible milestone payments are subject to a cash consideration cap of approximately $79.7 million.
As at December 31, 2019, the Company
was
reasonably certain payment of approximately $0.5 million (£0.4 million)
would be made under the Mereo CVR Agreement. The full amount is recorded as a contingent consideration payable on the consolidated balance sheet as at December 31, 2019 and was subsequently paid out in the Q1 2020.
30.2 Novartis convertible equity financing
On February 10, 2020, the Company entered into a
£
3.8 million convertible equity financing with Novartis Pharma (AG) (“Novartis”). Under the terms of the convertible equity financing, Novartis will purchase
£
3.8 million in a convertible loan note (“Loan Note”).
The Loan Note is convertible at any time at
the option of the holder, at
a fixed price of £0.265 per ordinary share. The maturity of the Loan Note is three years from issuance, and it bears an interest rate of 6% per annum.
In connection with the Loan Note issuance, the Company also issued a warrant instrument to Novartis to purchase up to 1,449,614 of the Company’s ordinary shares, which are exercisable at an exercise price of £0.265 per ordinary share at any time before the close of business on February 10, 2025.
30.3 Aspire Capital Securities Purchase Agreement
On February 10, 2020, the Company entered into a Securities Purchase Agreement (the “Agreement”) to issue up to $28 million of the Company’s ordinary shares exchangeable for American Depositary Shares (“ADSs”), including a $3 million initial purchase, with Aspire Capital Fund, LLC (“Aspire Capital”), a Chicago-based institutional investor.
Under the terms of the Agreement, Aspire Capital has made an initial investment of $3 million to purchase 11,423,925 of the Company’s ordinary shares (equivalent to 2,286,585 ADSs) at a price equivalent to $1.31 per ADS, which represents a 16% discount over Mereo’s ADS closing stock price of $1.56 on February 8, 2020.
Under the terms of the Agreement, Aspire Capital has also committed to subscribe at Mereo’s request from time to time during a 30-month period for up to an additional $25 million of Mereo’s ordinary shares exchangeable for ADSs at prices based on the ADS market price at the time of each sale.
In consideration for Aspire Capital’s initial investment and its commitment to purchase up to an additional $25 million ADSs, Mereo has agreed to pay Aspire Capital a commission to be satisfied wholly by the issue to Aspire Capital of a further 2,862,595 of the Company’s ordinary shares (equivalent to 572,519 ADSs).
30.4 Equity investment from
Boxer Capital, LLC
On February 19, 2020, the Company entered into a Securities Purchase Agreement with Boxer Capital, LLC
to
make an investment of $3 million to purchase 12,252,715 of the Company’s ordinary shares (equivalent to 2,450,543 ADSs) at a price equivalent to 18.8 pence per share, which represents a 20% discount over the Company’s closing share price of 23.5 pence on AIM on February 18, 2020.
30.5 Share-based payments
On February 20, 2020, the Company granted 962,836 market value options over ADSs under the Mereo 2019 EIP (Note 26.1) to certain Executive Directors and other employees at an exercise price of $1.84 per ADS.
On the same date, the Company granted 77,000 market value options over ADSs under the Mereo 2019 NED EIP (Note 26.2) to certain Non-Executive Directors at an exercise price of $1.84 per ADS.
30.6 Issuance of additional warrants to lenders
Following the transactions noted above, it is anticipated that a further 362,534 additional warrants will be issued to the lenders of the bank loan facility giving them the right to subscribe for ordinary shares at an exercise price of £2.95 (see Note 21).
30.7 Resignation of Chief Financial Officer (“CFO”)
On March 27, 2020, we announced the resignation of Richard Jones. Michael Wyzga, a Non-Executive Director, will assume the role of Interim Chief Financial Officer following the departure of Richard Jones. Richard Jones will remain in his position as CFO for a transitionary period of up to five months.
For further details, refer to
Executive Officer
Remuneration within the annual report on Form 20-F.
30.8 Coronavirus (“COVID-19”)
Public health epidemics or outbreaks could adversely impact our business. In late 2019, a novel strain of COVID-19, also known as coronavirus, was reported in Wuhan, China. Since, COVID-19 has now spread to several other countries, including the U.K. and U.S., and infections have been reported globally. The extent to which COVID-19 impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak.
At the date of this report, the Company continues to monitor the outbreak and impact of COVID-19 and is actively implementing specific precautionary measures to mitigate potential disruptions accordingly.
30.9 Equity Fund Raise
On June 3, 2020, Mereo BioPharma Group plc completed a private placement (the “Fundraising”)
of $70 million (£56 million) before commission and expenses with a number of new and existing principally U.S based institutional and accredited investors (the “Purchasers”). The net proceeds from the Fundraising will be used primarily to fund clinical development activities of the Company’s lead product candidates and for general corporate purposes. The Company will utilise $13 million (£10.4 million) to reduce current indebtedness (including interest) of $17.6 million (£14.1 million). In the absence of the receipt of any other income, the Board expects that the resulting net proceeds of the Fundraising will fund the Company into early 2022.
The Fundraising comprised proceeds of a total of $19.4 million (£15.5 million) through the issue of 89.1 million new Ordinary Shares of £0.003 each in the Company at a price of 17.4 pence per share and proceeds of a total of $50.6 million (£40.5 million) through the issue by the Company of convertible notes (the “Tranche 1 Notes”). The Purchasers also received conditional warrants to subscribe for further Ordinary Shares (the “Warrants”).

The ability for the Tranche 1 Notes to be converted into Ordinary Shares and for the Warrants to be exercised is conditional on the passing of certain resolutions (the “Resolutions”) at a general meeting of shareholders scheduled for June 30, 2020 (the “General Meeting”).
If the Resolutions are passed, the Tranche 1 Notes will automatically convert into Ordinary Shares at 17.4p, subject to limitations that apply to the percentage of voting shares that may be held by Purchasers. Any Tranche 1 Notes not so converted will remain outstanding. The Tranche 1 Notes will not be separately admitted to trading on AIM, but the Ordinary Shares which will arise following any valid conversion of the Tranche 1 Notes will be admitted to trading as part of the Company’s single class of shares admitted to trading on AIM or the relevant exchange on which the Company’s shares are traded at the time the Tranche 1 Notes are converted. The Board estimates that 21,674,143 Tranche 1 Notes will convert automatically if the Resolutions are passed on June 30, 2020, resulting in 124,564,033 Ordinary Shares (excluding Ordinary Shares resulting in respect of interest on the converted Tranche 1 Notes) being issued, leaving 18,859,528 Tranche 1 Notes in issue.
If the Resolutions are not passed on or before 7 August 2020 the convertible notes will not convert into ordinary shares, the warrants will not become capable of exercise and the holders of the convertible notes and warrants will become entitled to certain amounts up to
£137.1 million
that will represent material liabilities for the Company. The Purchasers, representing in aggregate approximately 40 per cent. of the Company’s total number of shares and votes have undertaken to vote in favour of the Resolutions relating to the warrants and the convertible notes.
The Tranche 1 Notes are constituted by the Note Instrument, details of which are set out below. The Warrants are constituted by the Warrant Instrument, details of which are also set out below.
Note Instrument
The Note Instrument constitutes three potential tranches of Loan Note:

•	an initial tranche of 40,533,671 Tranche 1 Notes representing $50.6 million (£40.5 million) issued to all
Purchasers;

•
a second tranche of up to £40.0 million Tranche 2 Notes representing approximately 115,034,554 ordinary shares which may be issued following the third anniversary of the date on which the Resolutions are passed to certain holders of Tranche 1 Notes in lieu of the holder exercising its subscription rights under the Warrants and in return for payment by that holder of the aggregate exercise price of the relevant Warrants; and

•
a third tranche of up to £56.0 million Tranche 3 Notes, which may be issued, if the Resolutions are not passed at the General Meeting (or at any subsequent general meeting) held on or before August 7, 2020.

The Tranche 1 Notes have a maturity date of June 2023 unless otherwise extended, converted or accelerated. The Tranche 2 Notes have a maturity date of three years from their date of issue (i.e. such that they would be anticipated as becoming due in 2026) unless otherwise extended, converted or accelerated. The Tranche 3 Notes have a maturity date of August 2025 unless otherwise extended, converted or accelerated. The Tranche 1 Notes and Tranche 2 Notes may be extended by certain holders beyond the initial maturity date to have a longstop maturity date of 10 years from the date of the Note Instrument. Tranche 3 Notes may also be extended by certain holders beyond the initial maturity date up to the same longstop maturity date of 10 years from the date of the Loan Note Instrument, however, such extension is subject to the consent of the Company.
Tranche 1 Notes will initially bear interest at a fixed rate of 10 per cent. per annum, which will be retroactively reduced to a rate of 6 per cent. per annum to the date of issue if the Resolutions are passed on or before August 7, 2020. If the Tranche 1 Notes are extended, they cease to bear interest from that extension. Tranche 2 Notes and Tranche 3 Notes do not accrue interest (unless default interest applies). Following an event of default by the Company, default interest will accrue on all Loan Notes at 2 per cent. above the applicable interest rate in force at that time for the relevant Loan Notes.
All the Loan Notes are unsecured and have been contractually subordinated to the Company’’s existing senior debt facility with Silicon Valley Bank and Kreos Capital pursuant to the terms of a Subordination Agreement to which all Purchasers have acceded as part of the Fundraising.
If the Resolutions are not passed on or before August 7, 2020, the holders of Tranche 1 Notes are entitled to an additional fee (the “Uplift Payment”). The Uplift Payment is designed to compensate the Tranche 1 Noteholders for being unable to participate in the equity of the Company through the conversion of the Tranche 1 Notes and the exercise of Warrants. The value of the Uplift Payment for each Purchaser shall be equal to the aggregate principal amount of the Loan Notes held by such Purchaser on August 7, 2020. Any Purchaser who fails to attend the General Meeting (in person or by proxy) and vote in favour of the Resolutions relating to the Warrants and the Tranche 1 Notes shall not be entitled to the Uplift Payment. Any Uplift Payment if due, is payable on the redemption date of the relevant Loan Notes.
If the Resolutions are not passed on or before August 7, 2020, an original holder of the Warrants may elect without payment to convert its Warrants into fully paid Tranche 3 Notes with a principal amount equal to the aggregate exercise price (being 34.8 pence per Warrant Share) of those Warrants, in compensation for the right to exercise those Warrants not having arisen.

If the Resolutions have not been passed at a time when the Company undergoes a change of control, each Noteholder on the date of such change of control, shall (to the exclusion of the Uplift Payment) be entitled to a payment equal to the amount of consideration they would have received on such change of control had the Resolutions been passed and they had received their full entitlement of Ordinary Shares and all Warrants they held had become exercisable, less the aggregate principal and interest outstanding on the Tranche 1 Notes and certain residual interests in the Warrants (if any) they held on the date of the change of control (the “Change of Control Payment”).
Until the Resolutions have been passed, no Tranche 1 Notes are capable of conversion. If the Resolutions are passed on or before August 7, 2020, the Tranche 1 Notes will automatically convert into Ordinary Shares, except that no new Ordinary Shares will be issued which would result in any person holding in excess of 9.99 per cent. of the aggregate voting rights in the Company as a result of the relevant conversion. Any Tranche 1 Notes not converted will remain outstanding.
After the Resolutions have been passed, those Tranche 1 Notes not automatically converted and any Tranche 2 Notes that may be issued, will be convertible into Ordinary Shares at the election of the Noteholders at any time prior to their maturity date, and subject to the 9.99 per cent. beneficial ownership limit. The Tranche 3 Notes are not capable of conversion.
The Loan Notes are required to be repaid on the earlier of (i) the applicable maturity date; and (ii) a change of control taking place in respect of the Company, and are otherwise not able to be prepaid other than with the consent of a noteholder majority, or if accelerated following an event of default.
The Loan Notes are subject to customary events of default (for example, insolvency events in respect of the Company and default under the Company’s material contracts, amongst others) and any principal amount and interest outstanding is capable of being accelerated following the occurrence of such an event of default and the expiry of any cure periods applicable thereto.
Warrants
All the participants in the Fundraising have received conditional warrants to subscribe for further Ordinary Shares in an aggregate number equal to 50 per cent. of both the Ordinary Shares purchased in the Fundraising and the Ordinary Shares initially issuable upon conversion of the Tranche 1 Notes. A total of 161,048,366 Warrants have been issued.
The Warrants have an exercise price of 34.8 pence per Ordinary Share, which is equal to 200 per cent. of the Fundraising issue price, and will be capable of being exercised at any time from and after the date the Resolutions are passed at the General Meeting (or at any subsequent general meeting) until the third anniversary of the date the Resolutions are passed. The Warrants can be exercised for cash or on a cashless basis.
If the Resolutions are not passed at the General Meeting (or at any subsequent general meeting), the Warrants remain non-exercisable but will, until August 8, 2025, continue to benefit from rights to participate in certain transactions. These include if the Company is acquired, following which the Company is required to use its best efforts to ensure that Warrant holders receive alternate warrants in the acquirer. In certain circumstances, Warrant holders may require the Company (or the acquirer) pay them (to the extent lawful) the value of the Warrants, determined in accordance with a Black-Scholes valuation provision.
The Warrant exercise price and the number of shares issuable upon exercise of the Warrants will be adjusted in certain circumstances, including if the Company effects a subdivision or consolidation of its Ordinary Shares, declares a dividend or distribution, or there is a reorganisation of its Ordinary Shares.
Arrangements with OrbiMed
In recognition of OrbiMed’s participation in, and assistance with, the Fundraising, the Company has agreed to grant OrbiMed certain rights. OrbiMed will have the right to nominate two persons to be appointed to the Board of Directors (out of a maximum number of 9 directors), within a period of 180 days of the fundraising subject to the appropriateness of the nominees. OrbiMed has also been granted the right to participate in future financings of the Company, subject, amongst other things, to the existing pre-emption rights of the Shareholders under the Companies Act 2006 and certain existing agreements to which the Company is a party. OrbiMed has been paid a subscription fee of $325,000 by the Company by way of a commission in consideration of its participation in the Fundraising.